Avalon Community Services, Inc. and Subsidiaries
                    Pro Forma Combined Financial Statements
                                  (unaudited)


The unaudited pro forma combined financial statements give effect to the acquisition of the Turley Correctional Facility ("Turley") by Avalon Community Services, Inc. and Subsidiaries ("Avalon"), which has been accounted for using the purchase method of accounting. The pro forma combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have occurred if the transactions given pro forma effect herein had been consummated as of the time reflected herein, nor are they necessarily indicative of the future operating results or financial position of Avalon. The pro forma adjustments are based upon available information and certain assumptions that Avalon believes are reasonable. This information should be read in conjunction with the historical financial statements and related notes of Avalon and the statements of net assets acquired and direct revenues and operating expenses of Turley.

                Avalon Community Services, Inc. and Subsidiaries

                        PRO FORMA COMBINED BALANCE SHEET
                                  (UNAUDITED)

                               September 30, 1997


                                       Historical                      Pro forma
                                ------------------------      -------------------------------
        ASSETS                     Avalon       Turley         Adjustments          Combined
                                -----------    ---------      ------------        -----------

Cash and cash equivalents       $ 2,930,347    $      -       $(1,403,050)(1)     $ 1,527,297
Current assets                    1,478,145           -                -            1,478,145
Property and equipment, net       8,809,341      574,497          383,857 (1)       9,767,695
Other assets                        370,849           -           444,696 (1)         815,545
                                -----------     --------      ------------        -----------
 Total assets                   $13,588,682     $574,497      $  (574,497)        $13,588,682


 LIABILITIES AND
 STOCKHOLDERS' EQUITY

Current liabilities             $ 1,609,443     $     -       $        -          $ 1,609,443
Long-term debt                    5,179,681           -                -            5,179,681
Convertible debentures            4,150,000           -                -            4,150,000
Stockholders' equity/
 facility net assets              2,649,558      574,497         (574,497)          2,649,558
                                -----------     --------      ------------        -----------
                                $13,588,682     $574,497      $  (574,497)        $13,588,682
                                ===========     ========      ============        ===========


             See notes to pro forma combined financial statements.

                Avalon Community Services, Inc. and Subsidiaries

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                      For the year ended December 31, 1996


                                             Historical                     Pro forma
                                    --------------------------     ---------------------------
                                      Avalon          Turley        Adjustments      Combined
                                    -----------     ----------     --------------   ----------

Revenues                            $ 3,312,687     $1,331,208     $      -         $4,643,895
Costs and expenses
 Direct operating                     1,961,567        856,897            -          2,818,464
 General and administrative             645,660        285,607            -            931,267
 Depreciation and amortization
  expense                               306,865         34,627        74,844  (2)      416,336
 Interest expense                       419,012             -             -            419,012
                                     ----------     ----------      --------        ----------
                                      3,333,104      1,177,131        74,844         4,585,079
                                     ----------     ----------      --------        ----------
Income (loss) from continuing
 operations before income
 tax expense                            (20,417)       154,077       (74,844)           58,816
   Income tax expense                    39,370             -          8,822  (3)       48,192
                                     ----------     ----------      --------        ----------
Income (loss) from continuing
 operations                             (59,787)       154,077       (83,666)           10,624
 Discontinued operations
   Loss on operations, net
   of income taxes                     (649,247)            -             -           (649,247)
   Loss on disposal, net
   of income taxes                     (324,659)            -             -           (324,659)
                                     ----------     ----------      --------        ----------
                                       (973,906)            -             -           (973,906)
                                     ----------     ----------      --------        ----------
       Net income (loss)            $(1,033,693)    $  154,077      $(83,666)       $ (963,282)
                                    ===========     ==========      ========        ==========

Basic and diluted loss per share
 Continuing operations              $      (.02)                                    $       -
 Discontinued operations                   (.36)                                          (.35)
                                    -----------                                     ----------
       Net loss per share           $      (.38)                                    $     (.35)
                                    ===========                                     ==========

Weighted average common shares
  outstanding                         2,745,879                                      2,745,879
                                    ===========                                     ==========

              See notes to pro forma combined financial statements

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                  (UNAUDITED)

                  For the nine months ended September 30, 1997

                                             Historical                     Pro forma
                                    --------------------------     ---------------------------
                                      Avalon          Turley        Adjustments      Combined
                                    -----------     ----------     --------------   ----------

Revenues                            $ 4,025,972     $1,008,280      $     -        $ 5,034,252
Costs and expenses
 Direct operating                     2,580,277        690,119            -          3,270,396
 General and administrative             638,941        246,498            -            885,439
 Depreciation and
   amortization expense                 309,139         28,632        53,546 (2)       391,317
                                     ----------     ----------      --------        ----------
                                      3,528,357        965,249        53,546         4,547,152
                                     ----------     ----------      --------        ----------

Income from operations                  497,615         43,031       (53,546)          487,100
Less interest expense                   510,167             -              -           510,167
Less unusual item -
  amortization of discount
  on convertible debentures           1,818,750             -              -         1,818,750
                                     ----------     ----------      --------        ----------
Income (loss) from continuing
  operations before income
  tax expense                        (1,831,302)        43,031       (53,546)       (1,841,817)
    Income tax expense                       -              -             -                 -
                                     ----------     ----------      --------        ----------
Income (loss) from continuing
  operations                         (1,831,302)        43,031       (53,546)       (1,841,817)
  Discontinued operations
    Loss on operations, net
      of income taxes                   (57,863)            -             -            (57,863)
                                     ----------     ----------      --------        ----------
       Net income (loss)            $(1,889,165)    $   43,031     $ (53,546)      $(1,899,680)
                                     ==========     ==========      ========        ==========

Basic and diluted loss per share
  Continuing operations             $      (.62)                                   $      (.63)
  Discontinued operations                  (.02)                                          (.02)
                                    -----------                                    -----------
       Net loss per share           $      (.64)                                   $      (.65)
                                    ===========                                    ===========

Weighted average common
  shares outstanding                  2,930,982                                      2,930,982
                                    ===========                                    ===========

              See notes to pro forma combined financial statments.

                Avalon Community Services, Inc. and Subsidiaries

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS


NOTE A - BASIS OF PRESENTATION

On October 2, 1998, Turley Correctional Facility was acquired by Avalon Community Services, Inc. for approximately $1,400,000. The accompanying pro forma combined balance sheet has been presented as if the acquisition occurred on September 30, 1997 and the accompanying pro forma combined statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 have been prepared as if the acquisition was consummated on January 1, 1996.

NOTE B - PRO FORMA ADJUSTMENTS

Pro forma adjustments are necessary to reflect the assumed effect of the combination on the balance sheet as of September 30, 1997 and statements of operations assuming the acquisition was consummated on January 1, 1996. The accompanying pro forma balance sheet and statements of operations reflect the following adjustments:

  (1)To record cash paid for property and equipment, contracts, and other intangibles acquired

  (2)To record depreciation and amortization expense on property and equipment, contracts, and other intangibles acquired

  (3)To record  estimated  income tax  expense at the  combined  effective  rate